UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 6, 2020

MSG ENTERTAINMENT SPINCO, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39245	84-3755666
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Pennsylvania Plaza, New York, NY	10121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 465-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock	MSGE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Frederic V. Salerno was appointed as a director of MSG Entertainment Spinco, Inc. (the “Company”) by the Company’s Board of Directors (the “Board”) effective as of the close of business on April 6, 2020. In addition, the Board appointed Mr. Salerno as a member of the Audit Committee and the Compensation Committee of the Board effective as of the time of Mr. Salerno’s appointment to the Board. Mr. Salerno’s biographical and compensation information is included in the Information Statement filed as Exhibit 99.1 to Amendment No. 3 of the Company’s registration statement on Form 10 (the “Registration Statement”) filed with the Securities and Exchange Commission on April 1, 2020 in connection with the distribution by The Madison Square Garden Company (“MSG”) to its stockholders of all of the Company’s common stock (the “Distribution”). Such information is incorporated into this Item 5.02 by reference.

Item 8.01	Other Events.

The Company’s Registration Statement became effective on April 6, 2020 at 4:00 pm New York City time. The Information Statement dated April 6, 2020, which is attached hereto as Exhibit 99.1, is substantially in the form attached as Exhibit 99.1 to the Registration Statement. The Distribution is expected to occur at 11:59 p.m., New York City time, on April 17, 2020. Prior to the Distribution, the Information Statement will be mailed to MSG stockholders as of the close of business on April 13, 2020, the record date for the Distribution.

The foregoing description is qualified in its entirety by reference to the Information Statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Information Statement, dated April 6, 2020.

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSG ENTERTAINMENT SPINCO, INC.

Date: April 7, 2020	By:	/s/ Philip D’Ambrosio
	Name:	Philip D’Ambrosio
	Title:	Interim Chief Financial Officer, Treasurer and Secretary